Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Lawrence E. Davanzo, President of Wilshire Mutual Funds, Inc. (the "Registrant"), certify, to the best of my knowledge, that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date:  March 11, 2010                          /s/  Lawrence E. Davanzo
      ------------------------                 ---------------------------------
                                               Lawrence E. Davanzo, President
                                               (principal executive officer)

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley

I, Michael Wauters, Treasurer of Wilshire Mutual Funds, Inc. (the "Registrant"), certify, to the best of my knowledge, that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:  March 11, 2010                          /s/ Michael Wauters
      --------------------------               ---------------------------------
                                               Michael Wauters, Treasurer
                                               (principal financial officer)